Deferred Tax Liabilities	6 Months Ended
Jun. 30, 2022
Deferred Tax Liabilities.
Deferred Tax Liabilities

Note 7 - Deferred Tax Liabilities

	June 30,		December 31,
(SEK in thousands)	2022	2021	2021
Cost at opening balance	30,857	37,454	37,454
Tax loss carried forward	(5,291)	(4,758)	(5,065)
Exchange difference on translation	6,693	565	(1,532)
Cost at closing balance	32,259	33,261	30,857

Tax loss carried forward of SEK 21.6 million have been offset against deferred tax liabilities in the statement of financial position as of June 30, 2022 due to future temporary differences that such losses can be used to offset.